                                                                    EXHIBIT 10.1

                           IMAGE ENTERTAINMENT, INC.

                      DIRECTOR STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of October 1, 2000, is between Image Entertainment, Inc., a California corporation ("Image Entertainment"), and IRA EPSTEIN (the "Director"). Image Entertainment and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

                                   BACKGROUND

     A. Image Entertainment has adopted and the shareholders of Image Entertainment have approved the Image Entertainment, Inc. 1998 Incentive Plan (the "Plan").

     B. Pursuant to the Plan, Image Entertainment has granted a stock unit award (the "Stock Unit Award") to the Director upon the terms and conditions evidenced hereby, as required by the Plan.

     1.  Stock Unit Grant.  Subject to the terms of this Agreement, Image
         ----------------
Entertainment grants to the Director, as of October 1, 2000 (the "Award Date"), a Stock Unit Award of an aggregate 2,240 Stock Units (the "Award Units"), under
Section 8 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

     2.  Vesting.  The Award Units are subject to the vesting schedule set forth
         -------
in Section 8.3 of the Plan and are subject to forfeiture in accordance with
Section 8.4 of the Plan.

     3.  Dividend Equivalent Rights.  The Award Units carry dividend equivalent
         --------------------------
rights as set forth in Section 8.5 of the Plan.

     4.  Payment.  Award Units which vest will be paid at the time and in the
         -------
manner specified in Section 8.7 of the Plan.

     5.  Adjustments; Acceleration.  The Award Units are subject to adjustment
         -------------------------
and acceleration as set forth in Section 8.8 of the Plan.

     6.  Limited Transferability; No Shareholder Rights.  The Award Units are
         ----------------------------------------------
generally nontransferable except as provided in Section 1.9 of the Plan. Other limitations on the Director's rights with respect to the Award Units are set forth in Section 8 of the Plan.

     7.  General Terms.  The Stock Unit Award and this Agreement are subject to,
         -------------
and Image Entertainment and the Director agree to be bound by, the provisions of the Plan that apply to the Stock Unit Award. Such provisions are incorporated herein by this reference. The Director acknowledges receipt of a copy of the Plan. Capitalized terms not otherwise defined herein have the meaning set forth in the Plan.

The parties have signed this Agreement as of the date on page 1.

                                 IMAGE ENTERTAINMENT, INC.
                                 (a California corporation)

                                 By:______________________________________

                                 Title:___________________________________

Director

________________________________
(Signature)

________________________________
(Print Name)

________________________________
(Address)

________________________________
(City, State, Zip Code)

________________________________
(Social Security Number)

                           IMAGE ENTERTAINMENT, INC.

                      DIRECTOR STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of October 1, 2000, is between Image Entertainment, Inc., a California corporation ("Image Entertainment"), and M. TREVENEN HUXLEY (the "Director"). Image Entertainment and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

                                   BACKGROUND

     A. Image Entertainment has adopted and the shareholders of Image Entertainment have approved the Image Entertainment, Inc. 1998 Incentive Plan (the "Plan").

     B. Pursuant to the Plan, Image Entertainment has granted a stock unit award (the "Stock Unit Award") to the Director upon the terms and conditions evidenced hereby, as required by the Plan.

     1.  Stock Unit Grant.  Subject to the terms of this Agreement, Image
         ----------------
Entertainment grants to the Director, as of October 1, 2000 (the "Award Date"), a Stock Unit Award of an aggregate 2,240 Stock Units (the "Award Units"), under
Section 8 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

     2.  Vesting.  The Award Units are subject to the vesting schedule set forth
         -------
in Section 8.3 of the Plan and are subject to forfeiture in accordance with
Section 8.4 of the Plan.

     3.  Dividend Equivalent Rights.  The Award Units carry dividend equivalent
         --------------------------
rights as set forth in Section 8.5 of the Plan.

     4.  Payment.  Award Units which vest will be paid at the time and in the
         -------
manner specified in Section 8.7 of the Plan.

     5.  Adjustments; Acceleration.  The Award Units are subject to adjustment
         -------------------------
and acceleration as set forth in Section 8.8 of the Plan.

     6.  Limited Transferability; No Shareholder Rights.  The Award Units are
         ----------------------------------------------
generally nontransferable except as provided in Section 1.9 of the Plan. Other limitations on the Director's rights with respect to the Award Units are set forth in Section 8 of the Plan.

     7.  General Terms.  The Stock Unit Award and this Agreement are subject to,
         -------------
and Image Entertainment and the Director agree to be bound by, the provisions of the Plan that apply to the Stock Unit Award. Such provisions are incorporated herein by this reference. The Director acknowledges receipt of a copy of the Plan. Capitalized terms not otherwise defined herein have the meaning set forth in the Plan.

The parties have signed this Agreement as of the date on page 1.

                                 IMAGE ENTERTAINMENT, INC.
                                 (a California corporation)

                                 By:______________________________________

                                 Title:___________________________________

Director

________________________________
(Signature)

________________________________
(Print Name)

________________________________
(Address)

________________________________
(City, State, Zip Code)

________________________________
(Social Security Number)

                           IMAGE ENTERTAINMENT, INC.

                      DIRECTOR STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of October 1, 2000, is between Image Entertainment, Inc., a California corporation ("Image Entertainment"), and STUART SEGALL (the "Director"). Image Entertainment and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

                                   BACKGROUND

     A. Image Entertainment has adopted and the shareholders of Image Entertainment have approved the Image Entertainment, Inc. 1998 Incentive Plan (the "Plan").

     B. Pursuant to the Plan, Image Entertainment has granted a stock unit award (the "Stock Unit Award") to the Director upon the terms and conditions evidenced hereby, as required by the Plan.

     1.  Stock Unit Grant.  Subject to the terms of this Agreement, Image
         ----------------
Entertainment grants to the Director, as of October 1, 2000 (the "Award Date"), a Stock Unit Award of an aggregate 2,240 Stock Units (the "Award Units"), under
Section 8 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

     2.  Vesting.  The Award Units are subject to the vesting schedule set forth
         -------
in Section 8.3 of the Plan and are subject to forfeiture in accordance with
Section 8.4 of the Plan.

     3.  Dividend Equivalent Rights.  The Award Units carry dividend equivalent
         --------------------------
rights as set forth in Section 8.5 of the Plan.

     4.  Payment.  Award Units which vest will be paid at the time and in the
         -------
manner specified in Section 8.7 of the Plan.

     5.  Adjustments; Acceleration.  The Award Units are subject to adjustment
         -------------------------
and acceleration as set forth in Section 8.8 of the Plan.

     6.  Limited Transferability; No Shareholder Rights.  The Award Units are
         ----------------------------------------------
generally nontransferable except as provided in Section 1.9 of the Plan. Other limitations on the Director's rights with respect to the Award Units are set forth in Section 8 of the Plan.

     7.  General Terms.  The Stock Unit Award and this Agreement are subject to,
         -------------
and Image Entertainment and the Director agree to be bound by, the provisions of the Plan that apply to the Stock Unit Award. Such provisions are incorporated herein by this reference. The Director acknowledges receipt of a copy of the Plan. Capitalized terms not otherwise defined herein have the meaning set forth in the Plan.

The parties have signed this Agreement as of the date on page 1.

                                 IMAGE ENTERTAINMENT, INC.
                                 (a California corporation)

                                 By:______________________________________

                                 Title:____________________________________

Director

________________________________
(Signature)

________________________________
(Print Name)

________________________________
(Address)

________________________________
(City, State, Zip Code)

________________________________
(Social Security Number)